UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 5, 2016

Textmunication Holdings Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-21202	58-1588291
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1940 Contra Costa Blvd. Pleasant Hill, CA	94523
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 925-777-2111

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01 Entry into a Material Definitive Agreement

Acquisition of interest in Aspire Consulting Group, LLC

On January 5, 2016, Textmunication Holdings, Inc., a Nevada corporation (the “Company”) entered into a Share Exchange Agreement (the “Exchange Agreement”) with Aspire Consulting Group, LLC, a Virginia limited liability company (“Aspire”), and certain members of Aspire (the “Members”).

Pursuant to the terms of the Exchange Agreement, the Company agreed to acquire 49% of all of the issued and outstanding membership units of Aspire in exchange for the issuance of 66,667 shares of the Company’s newly created Series B Convertible Preferred Stock pro rata to the Members.

As a result of the Exchange Agreement, the Company became a minority owner of Aspire. The Exchange Agreement contains customary representations, warranties and conditions to closing.

A copy of the Exchange Agreement is attached hereto as Exhibit 2.1 and is incorporated herein by reference. The foregoing description of the Exchange Agreement is qualified in its entirety by reference to the full text of the Exchange Agreement.

About Aspire Consulting Group, LLC

Aspire is headquartered in McLean, Virginia. It provides IT consulting and solution based services as a Service Disabled Veteran Owned Small Business Concern (SDVOSBC) to commercial, state and federal contractors.

On December 16, 2003, the Veterans Benefits Act (the “Act”) was passed by Congress. Section 308 of the Act established a procurement program for SDVOSBCs. This procurement program provides that federal contracting officers may restrict competition to SDVOSBCs and award a sole source or set-aside contract where certain criteria are met.

The purpose of the procurement program is to provide procuring agencies with the authority to set acquisitions aside for exclusive competition among SDVOSBCs, as well as the authority to make sole source awards to SDVOSBCs if certain conditions are met.

Aspire meets the requirements of a SDVOSBC and is eligible for the procurement program. It provides cutting edge IT solutions and consulting services built on technologists and professional subject matter experts. Aspire’s services are comprised of the following:

IT Consulting	Application Services	Professional Services

IT Strategy & Planning	Development, Maintenance and Support	IT Service Management

IT Performance/QA/PMO	Verification and Validation	Human Capital Solutions

BPO, BPM	Information Management	Infrastructure and Development Solutions

IT Process Improvement	E-Commerce and Web Development	Managed Services

Security & Compliance

Enterprise Architecture

IT Strategy and Planning

Aspire helps clients navigate through strategic planning to create change and achieve corporate alignment. Its value based management methodology allows it to help clients align their decisions to business needs.

IT Performance and Governance

Aspire’s modern governance models provide a bridge for stronger relationships with IT and the client ensuring alignment with IT operational priorities. Its IT Service Management (ITIL) and Business Intelligence expertise make it an ideal partner in this area.

BPO/IT Process Improvement

Aspire strives to make organizations more competitive by driving down costs and increasing performance. Its team will draw on real-world experience and deep industry best practice knowledge to help clients achieve a more effective and efficient IT organization.

IT Security and Compliance

Aspire helps to reduce IT related risk, securing client’s critical information assets, and ensuring regulatory compliance through the application of industry-leading security practices. Domain expertise across multiple industries helps Aspire to fully assess risk and ensure compliance.

Development and Maintenance

Aspire designs and develops custom software for enterprise-wide and mission-critical solutions. It supports current programs with top developers in all technologies. It has proven experience across the technology spectrum with adherence to Quality Control and Assurance standards to ensure results meet requirements.

Verification and Validation

Aspire’s QA team has vast experience making sure software systems meet specification and performance objectives. This is done independent of the client’s development, testing, and user acceptance team environments. It provides the client an unbiased approach to testing and certifies that the application does what it is intended to do. This also provides a good audit for applications working in compliant environments.

Information Management

Aspire provides data integration, information architecture, information delivery, business intelligence and information management. It conducts business and technology assessments across each category. Aspire creates and executes an information strategy that supports the business demands for better and more comprehensive information for business decision making.

IT Service Management

Aspire designs, configures, and installs the leading business service management tools to meet the needs of its client’s environment. Experienced consultants understand both the technical nature of client applications as well as the real-world usability needs of their business.

Infrastructure & Development

Aspire designs and implements virtualized infrastructure solutions that optimize distribution and availability of IT services. This end-to-end service provides critical details for planning and design as well as best practices implementation.

Human Capital Solutions

Aspire supports on-site/off-site IT with resources across the entire SDLC spectrum. It targets Cloud, Big Data/Analytics, Mobile and Security. Aspire provides “Best Of Breed” technical and IT experts to deliver cost cutting solutions.

Managed Services

Aspire provides outsourced IT service management. Specialties include - service desk, applications and database support.

Business Process Outsourcing

Aspire provides financial, document management, electronic healthcare, human resources and procurement support. Aspire is knowledgeable in process efficiency and improvements, coupled with resource expertise with functions from assessments to post-deployment and process management support.

IT Outsourcing

Aspire provides security and risk management, business continuity planning, IT assessment, systems/networks, infrastructure, project management, agile lifecycle management and business strategy support.

Domain Expertise

Aspire provides healthcare, banking, human resources, financial services and technology expertise. It has extensive vendor experience ranging from back office support to design, testing, deployment, and optimization, highlighted by our expertise in virtualization and domain management technologies.

Risk Factors

The following are certain risks associated with Aspire’s business.

Aspire has a limited operating history that investors can use to evaluate its business operations, and the likelihood of its success must be considered in light of the problems, expenses, difficulties, complications and delays frequently encountered by a small developing company.

The company was incorporated in the State of Virginia in October 2014. Therefore, the company has a limited operating history upon which to evaluate the merits of investing in the company. Potential investors should be aware of the difficulties normally encountered by new companies and the high rate of failure of such enterprises. The likelihood of its success must be considered in light of the problems, expenses, difficulties, complications and delays frequently encountered by a small developing company starting a new business enterprise and the highly competitive environment in which it will operate. Since the company has a limited operating history, it cannot assure you that its business will be profitable or that it will ever generate sufficient revenues to meet expenses and support its anticipated activities.

Aspire is dependent on a small number of individuals, and if it loses key personnel upon whom it is dependent, the company’s business will be adversely affected.

Many of the key responsibilities of the company’s business have been assigned to a small number of individuals, some of whom are not employees. Aspire’s future success depends to a considerable degree on the vision, skills, experience, and effort of these individuals. Its President, Mark S. Johnson, is a service-disabled veteran. His status provides Aspire with the SDVOSBC status. If Mr. Johnson leaves the company, its SDVOSB status would be lost. This would be negatively affect the company’s ability to pursue its current line of business.

The development and marketing of the company’s services will continue to place a significant strain on its limited personnel, management, and other resources. The company’s future success depends upon the continued services of key individuals who have critical industry experience and relationships that the company relies on to implement its business plan. The loss of the services of any of the company’s key individuals could delay the development and introduction of, and negatively impact our ability to sell our services and seriously harm our business, financial condition or operating results.

The company may face difficulties related to entry into joint ventures or integration of additional businesses, which could harm its growth or operating results.

As the company executes on its growth initiatives, it may elect to enter into joint venture arrangements. These activities require substantial management time and resources. The company cannot predict or guarantee that we will be able to consummate joint venture arrangements. In addition, joint ventures involve substantial risks, including the risk that the company may not be able to integrate the operations, personnel, services, or technologies, the potential disruption of its ongoing businesses, the diversion of management attention, the maximization of financial and strategic opportunities and the difficulty in developing or maintaining controls and procedures.

The company is dependent on a small number of individuals and some work on a part-time basis.

The company is dependent on a small number of individuals and some work on a part-time basis. To help compensate for the lack of full-time employees, the company also uses outside consultants. The company has accounting consultants, legal consultants, and sales and marketing consultants for project purposes on a part-time basis. The company will consider full-time employees upon sufficient capitalization and cash flow. Future performance will be substantially dependent on the continued services of management and the ability to retain and motivate them. The loss of the services of the company’s President could affect business activities and its operations until additional personnel can be retained and trained to perform some of the management tasks. At the present time the company does not have long-term employment agreements with any personnel and does not maintain any life insurance policies.

The company is dependent on a small number of individuals who occupy all corporate positions and it may not be possible for the company to have adequate internal controls.

Many of the key responsibilities of its business have been assigned to two individuals. The company’s ability to implement adequate internal controls depends, in part, on its ability to attract trained professional staff that allows the company to segregate duties among several individuals. The company does not have adequate controls and it will not be able to appropriate put in place those controls until additional personnel is obtained.

The U.S. economy and federal spending are unpredictable and the company relies on a strong economy and government spending to secure contracting opportunities.

The company sells consulting services to the federal government, and consequently the ability to successfully deploy its business model is heavily dependent upon the general state of the economy. The company cannot assure you that favorable conditions will exist in the future. A continued long-term economic recession could have a serious adverse economic impact on the company and its ability to obtain funding and generate projected revenues.

Intense competition could prevent the company from increasing its market share and growing its revenues.

The company competes with a number of public and private companies, which provide IT consulting services. Most of its competitors have significant financial resources, and occupy entrenched positions in the market and name-brand recognition. The company believes the principal competitive factors in our industry that create certain barriers to entry include but are not limited to reputation, technology, financial stability and resources, proven track record of successful operations, critical mass independent oversight and transparency of business practices. While these barriers will limit those able to enter or compete effectively in the market, it is likely that new competitors as well as laws and regulations of governmental authority will be established in the future, in addition to the company’s known current competitors.

The company must be able to develop and implement an expansion strategy and manage its growth.

To accomplish its growth strategy, the company may be required to raise and invest additional capital and resources and expand its marketing efforts in several geographic markets. The company cannot be assured that it will be successful in raising the required capital, or that such capital infusions will result in an expended market share.

The company’s future growth depends on its ability to develop and retain customers.

The company’s future growth depends to a large extent on its ability to effectively anticipate and adapt to customer requirements and offer services that meet customer demands. If the company is unable to attract new customers and/or retain new customers, our business, results of operations and financial condition may be materially adversely affected.

The company’s computer systems and operations may be vulnerable to security breaches.

The company believes that the safety of its network and the secure transmission of confidential information over the Internet are essential to its operations and maintaining user confidence in its services. Although the company has developed systems and processes that are designed to protect its network, the consumer information stored on its network, unauthorized use of its network and other security breaches, its computer infrastructure is potentially vulnerable to physical or electronic computer viruses, abuse of use, break-ins and similar disruptive problems and security breaches that could cause loss (both economic and otherwise), interruptions, delays or loss of services to the company’s users. The company relies on licensed encryption and authentication technology to effect secure transmission of confidential information, including credit card numbers. It is possible that advances in computer capabilities or new technologies could result in a compromise or breach of the technology the company uses to protect user transaction data. A party that is able to circumvent the company’s security systems could misappropriate proprietary information, cause interruptions in its operations or utilize its network without authorization. Security breaches also could damage our reputation and expose the company to a risk of loss, litigation and possible liability. While the company has experienced isolated instances of unauthorized use of our network, and has responded to such events by taking steps to increase its network security, the company cannot guarantee you that its security measures will prevent security breaches.

Third parties may claim that the company’s services infringe upon their intellectual property rights.

Any infringement claims and lawsuits, even if not meritorious, could be expensive and time consuming to defend; divert management’s attention and resources; require the company to redesign its processes or services, if feasible; require it to pay royalties or enter into licensing agreements in order to obtain the right to use necessary technologies; and/or may materially disrupt the conduct of the company’s business.

The company’s services are subject to regulation, and future legislative, regulatory or judicial actions could adversely affect its business and expose the company to liability.

The company seeks to comply with all applicable regulatory requirements, in particular the Veterans Benefits Act. It could, however, be subject to regulatory enforcement action if a regulator does not believe that its are complying with applicable regulations. The effects of future regulatory developments are uncertain. Future legislative, judicial or other regulatory actions could have a negative effect on the company’s business.

SECTION 2 – FINANCIAL INFORMATION

Item 2.01 Completion of Acquisition or Disposition of Assets

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

SECTION 3 – SECURITIES AND TRADING MARKETS

Item 3.02 Unregistered Sales of Equity Securities

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

The issuance of the shares is exempt from registration in reliance upon Section 4(2) and/or Regulation D of the Securities Act of 1933, as amended.

Item 3.03 Material Modification of Rights of Security Holders

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

On January 5, 2016, pursuant to Article III of our Articles of Incorporation, the Company’s Board of Directors voted to designate a class of preferred stock entitled Series B Convertible Preferred Stock, consisting of up 66,667 shares, par value $0.0001. Under the Certificate of Designation, holders of Series B Convertible Preferred Stock will participate on an equal basis per-share with holders of the Company’s common stock and Series A Preferred Stock in any distribution upon winding up, dissolution, or liquidation. Holders of Series B Convertible Preferred Stock are not entitled to voting rights.

After a period of twenty-four (24) months from the date the Designation for the Series B Convertible Preferred Stock is filed with the Nevada Secretary of State, each share of Series B Convertible Preferred Stock may be convertible at the option of the holder thereof and without the payment of additional consideration by the holder thereof into shares of common stock at a conversion rate of the greater of: (i) three hundred (300) shares of common stock for every one (1) share of Series B Convertible Preferred Stock; or (ii) that proportion of shares of common stock available to each holder of Series B Convertible Preferred Stock such that if all holders of the Series B Convertible Preferred Stock converted on the day following (24) months from the date the Designation is filed with the Nevada Secretary of State would give such Holders an aggregate of eighteen percent 18% of the issued and outstanding shares of common stock of the Company on such date.

The rights of the holders of Series B Convertible Preferred Stock are defined in the relevant Certificate of Designation filed with the Nevada Secretary of State on January 5, 2016, attached hereto as Exhibit 3.1, and is incorporated by reference herein.

SECTION 5 – Corporate Governance and Management

Item 5.03 Amendments to Articles of Incorporation or Bylaws

The information set forth in Item 3.03 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(a) Financial statements of businesses acquired

To the extent the financial statements and additional information required pursuant to Item 9.01(a) of Form 8-K are determined to be required to be filed, they will be filed by amendment to this Current Report on Form 8-K within 71 calendar days after the date on which this Current Report on Form 8-K must be filed.

(b) Pro forma financial information.

To the extent the pro forma financial information required pursuant to Item 9.01(b) of Form 8-K is determined to be required to be filed, it will be filed by amendment to this Current Report on Form 8-K within 71 calendar days after the date on which this Current Report on Form 8-K must be filed.

(d) Exhibits

Exhibit No.	Description

2.1	Exchange Agreement, dated January 5, 2015

3.1	Certificate of Designation, dated January 5, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Textmunication Holdings.

/s/ Wais Asefi
Wais Asefi
Chief Executive Officer
Date: January 6, 2015